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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 9, 1997


                            FUISZ TECHNOLOGIES LTD.
             (Exact name of registrant as specified in its charter)



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
         DELAWARE                         0-27082                 52-1579474
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
      of Incorporation)                 File Number)        Identification No.)
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                        3810 CONCORDE PARKWAY, SUITE 100
                           CHANTILLY, VIRGINIA 20151
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (703) 803-3260



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ITEM 5.  OTHER EVENTS.

                  On April 10, 1997, Fuisz Technologies Ltd., (the "Company") announced that its Fuisz International Holdings Limited subsidiary completed its acquisition of Laboratoires Murat, a pharmaceutical sales and distribution company based in Paris, France. The transaction closed April 9, 1997, following approval of the deal by the French Ministry of Finance. A copy of the press release issued by the Company is attached as an exhibit hereto.

                  On April 18, 1997, the Company announced that the Board of Directors apointed Kenneth W. McVey as President and Chief Executive Officer. In assuming his new position at the Company, Mr. McVey succeeds Dr. Richard C. Fuisz who will continue in his original role as Chairman of the Board. A copy of the press release issued by the Company is attached as an exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibit.

                  99.1     Press Release dated April 10, 1997.

                  99.2     Press Release dated April 18, 1997.




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                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FUISZ TECHNOLOGIES LTD.


Dated:     April 25    , 1997                  By:  /s/ PATRICK D. SCRIVENS
        ---------------                            ---------------------------
                                                   Patrick D. Scrivens
                                                   Executive Vice President and
                                                   Chief Financial Officer


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                                  EXHIBIT LIST
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Exhibit No.      Description                              Sequentially Numbered
                                                                  Page
99.1             Press Release dated April 10, 1997

99.2             Press Release dated April 18, 1997
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